EXHIBIT  23



                    CONSENT  OF  INDEPENDENT  ACCOUNTANTS


We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Nos. 2-96616, 33-677, 2-83297, 2-81753,
33-17875,  33-25396,  33-25674, 33-19911, 333-02033, 333-61073 and 333-73205) of
our report dated June 3, 1999 appearing on page 15 of the Ralston Purina Company Savings Investment Plan's Annual Report on Form 11-K for the year ended December 31, 1998.



/s/  PricewaterhouseCoopers  LLP
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PricewaterhouseCoopers  LLP
St.  Louis,  Missouri
June  30,  1999